Exhibit 10.4

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT

AND GUARANTY AGREEMENT, dated as of December 27, 2022 (this "Amendment"), is entered into by and among Mesa Airlines, Inc., a Nevada corporation ("Mesa"), Mesa Air Group Airline Inventory Management, L.L.C., an Arizona limited liability company ("Mesa Inventory Management", and together with Mesa being referred to herein, individually, as a "Borrower" and, collectively, as the "Borrowers"), Mesa Air Group, Inc., a Nevada corporation ("Holdings", and together with the Borrowers being referred to herein, individually, as a "Loan Party" and, collectively, as the "Loan Parties"), as a Guarantor, the persons designated as "Lenders" on the signature pages hereto (the "Lenders"), and CIT Bank, a division of First-Citizens Bank & Trust Company ("CIT'), in its capacity as Administrative Agent (in such capacity, the "Administrative Agent").

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, Holdings, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit and Guaranty Agreement, dated as of June 30, 2022 (the "Existing Agreement", as amended by this Amendment, the "Amended Agreement", and as the Amended Agreement may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Agreement.

WHEREAS, effective as of the date hereof (but immediately prior to the effectiveness of this Amendment), pursuant to that certain Assignment and Assumption Agreement, dated as of December 27, 2022 (the "Assignment"), between CIT, as "Assignor", and United Airlines, Inc. ("United"), as "Assignee", CIT has sold and assigned to United, and United has purchased and assumed, all of CIT's rights and obligations in its capacity as a Lender under the Existing Agreement, including, without limitation, all of CIT's rights and obligations in respect of its Revolving Commitment and the Loans.

WHEREAS, in connection with the effectiveness of the Assignment, the Borrowers desire to amend the Existing Agreement (i) to extend the Revolving Loan Maturity Date (as defined in the Existing Agreement) to November 30, 2028, and (ii) in certain other particulars, and each of the Borrowers, Holdings, the Lenders and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Exhibit 10.4

SECTION 1. Amendments to Existing Agreement. The Existing Agreement is, effective as of the Amendment Effective Date (as defined below) upon the satisfaction (or waiver in writing by United and the Administrative Agent in their sole discretion) of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a)
Section 1.01 of the Existing Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

"Adjusted CCF" means, [***]

"Amendment No. 1 Effective Date" means December 27, 2022.

"Average Scheduled Block Hours Per Day" means [***]

"Collateral Agent" means the Administrative Agent, acting as collateral agent under any of the Loan Documents, or any successor collateral agent.

"Deemed Prepayment" has the meaning specified in Section 2.05(d)(i).

"Deemed Prepayment Amount" means, [***]

Average Scheduled Block Hours Per Day for the Test Period	Deemed Prepayment Amount
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]

Exhibit 10.4

Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]
Equal to or greater than [***]block hours but less than [***]block hours	[***]

"Deemed Prepayment Date" means, [***]

"Effective Date Bridge Loan' means a Revolving Loan in a principal amount equal to $10,000,000 plus (ii) the aggregate amount of United's Attorney Costs related to matters involving Holdings and its Subsidiaries (as specified in writing by United to the Borrower Representative on or before the Amendment No. 1 Effective Date, but not to exceed [***] to be made by the Revolving Lenders to the Borrower Representative for the benefit of Borrowers on the Amendment No. 1 Effective Date pursuant to Sections 2.0l{b) and 2.02, which Revolving Loan shall be due and payable on the Effective Date Bridge Loan Maturity Date pursuant to Section 2.07{c). The portion of the Effective Date

Bridge Loan described in clause (ii) above shall be paid directly by the Revolving Lenders to United's counsel on behalf of the Borrowers, and the Borrowers hereby authorize and direct such payment.

"Effective Date Bridge Loan Maturity Date" means January 31, 2024. "Effective Date Loans" means, collectively, the Effective Date Revolving

Loan and the Effective Date Bridge Loan.

"Effective Date Revolving Loan' means a Revolving Loan in a principal

Exhibit 10.4

amount equal to [***], to be made by the Revolving Lenders to the Borrower Representative for the benefit of the Borrowers on the Amendment No. 1 Effective Date pursuant to Sections 2.0l(b) and 2.02.

"Engine Purchase Agreement" means that certain Engine Sale and Purchase Agreement, dated as of December 27, 2022, by and between Mesa, as seller, and United, as buyer, and, for certain provisions set forth in therein, Holdings, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

"Engine Sales Price" has the meaning assigned to such term in the Engine Purchase Agreement.

"GE Engines" has the meaning assigned to the term "Engines" in the Engine Purchase Agreement.

"Initial Amortization Date" means the last Business Day of the Fiscal Quarter ending March 31, 2025.

"Initial Bridge Loan Prepayment Date" means the first date on which the aggregate Engine Sales Price for all GE Engines purchased by United from Mesa pursuant to the Engine Purchase Agreement exceeds $80,000,000.

"Net Engine Sale Proceeds" means the aggregate cash and Cash Equivalents proceeds (including insurance proceeds and condemnation awards) received by any Loan Party or any Subsidiary in respect of any sale, transfer, assignment or other disposition of any Engines set forth on Schedule 2.05(e) net of (a) direct third-party costs incurred in connection therewith (including legal, accounting and investment banking fees, underwriting discounts, and sales commissions payable to third parties unrelated to Loan Parties), (b) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and (c) the amount necessary to retire any Indebtedness secured by a Lien on the related Engines; it being understood that "Net Engine Sale Proceeds" shall include any cash or Cash Equivalents received upon the sale, transfer, assignment or other disposition of any non-cash consideration received by any Borrower or any Subsidiary in any sale, transfer, assignment or other disposition of any such Engine.

Exhibit 10.4

"Performance Milestone" means [***]

[***]

"Performance Milestone Notice" has the meaning specified m Section 2.05(d)(ii).

"Principal Payment Date" means (a) the last Business Day of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2025, and (b) the Revolving Loan Maturity Date.

"Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock or other equity interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Capital Stock or other equity interest, or on account of any return of capital to any Person's stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.

"Stock Pledge Agreement" means the Stock Pledge Agreement, dated as of the Amendment No. 1 Effective Date, by Holdings in favor of the Collateral Agent, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

"Test Period" means [***]

"United" means United Airlines, Inc., a Delaware corporation.

"United CPA" means the Second Amended and Restated Capacity Purchase Agreement, dated as of November 4, 2020, among Mesa, Holdings and United, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

(b)
The definition of "Administrative Agent's Bank Account'' contained in Section

1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

"Administrative Agent's Bank Account" means the Administrative Agent's bank account number [***] in New York, New York, Reference: Mesa Airlines, or any other account as may be designated in writing to the Loan Parties and the Lenders from time to time by the Administrative Agent.

(c)
The definition of "Applicable Margin" contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

"Applicable Margin" means, with respect to Revolving Loans, [***] per

Exhibit 10.4

annum for Base Rate Loans and [***] per annum for Term SOFR Loans.

(d)
The definition of "Collateral Documents" contained in Section 1.01 of the Existing Agreement is hereby amended by deleting the phrase "collectively, the Security Agreement, the Collateral Access Agreements" in its entirety and substituting therefor the new phrase "collectively, the Security Agreement, the Stock Pledge Agreement, the Collateral Access Agreements".

(e)
The definition of "Controlled Account" contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

"Controlled Account" means (a) each bank account that is established by the Borrowers pursuant to Section 2.14(c) of this Agreement and (b) each other deposit account or securities account of any Borrower, whether established prior to, on or after the Closing Date, into which payments on any Accounts and/or proceeds of Collateral are deposited, in each case, other than any Excluded Accounts.

(f)
The definition of "Excluded Account" contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

"Excluded Account" means any deposit account (i) that is used solely for payment of payroll, bonuses, workers compensation, other compensation and related expenses, (ii) that is a local depository account for the deposit of funds by account debtors in the ordinary course of business or (iii) with an average monthly balance of less than [***], not to exceed [***]in the aggregate at any time for all deposit accounts that are Excluded Accounts pursuant to this clause (iii): provided that, (A) the aggregate balance on deposit at any time in all Excluded Accounts described in clause (i) shall not exceed [***] of the amount to be applied for the pay period next ending, (B) the aggregate balance on deposit at any time in all Excluded Accounts described in clause (ii) shall not exceed [***]at any time and (C) the Excluded Accounts as of the Amendment No. 1 Effective Date are listed on Schedule l.0l{b) and maintained with banks reasonably satisfactory to the Required Lenders.

(g)
The definition of "Letter of Credit Sublimit" contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

"Letter of Credit Sublimit" means an amount equal to the greater of (a)

[***] and (b) any amount agreed in writing by the Lenders in their sole and absolute discretion at any time following the Amendment No. 1 Effective Date. The Letter of Credit Sublimit is part of, and not in addition to, the total Revolving Commitments.

(h)
The definition of "Liquidity" contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

"Liquidity" means all Consolidated Unrestricted Cash and Cash Equivalents of the Consolidated Group.

(i)
The last sentence of the definition of "Revolving Commitment" contained in Section 1.01

Exhibit 10.4

of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

"The aggregate amount of the Revolving Commitments of all Revolving Lenders as of the Amendment No. 1 Effective Date is equal to the sum of (i) [***] plus (ii) the original principal amount of the Effective Date Bridge Loan."

G)
The definition of "Revolving Loan Maturity Date" contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

"Revolving Loan Maturity Date" means the earlier to occur of

(a)
[***]

(k)
The definition of "Security Agreement" contained in Section 1.01 of the Existing Agreement is hereby amended by deleting the phrase "the Security and Pledge Agreement" in its entirety and substituting therefor the new phrase "the Mortgage and Security Agreement (Mesa Spare Parts Facility)".

(l)
The definition of "Swingline Loan Sublimit" contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

"Swingline Loan Sublimit" means an amount equal to the greater of

(a) [***] and (b) any amount agreed in writing by the Lenders in their sole and absolute discretion at any time following the Amendment No. 1 Effective Date. The Swingline Loan Sublimit is part of, and not in addition to, the total Revolving Commitments.

(m)
Section 2.01 of the Existing Agreement 1s hereby amended by adding the following new subsections (b) and (c) at the end thereof:

"(b) Effective Date Loans. Subject to Section 2.0l(a) and the other terms and conditions set forth herein, the Revolving Lenders agree to make the Effective Date Loans to the Borrower Representative for the benefit of the Borrowers on the Amendment No. 1 Effective Date; provided, however, that (i) the Lenders waive the conditions set forth in Section 4.02(c)(ii) and Section 4.02(d) with respect to the Effective Date Loans, (ii) for all purposes of this Agreement, the outstanding principal amount of the Effective Date Loans shall be excluded from any determination of the Borrowing Base Deficiency until the first date following the Amendment No. 1 Effective Date on which the outstanding principal amount of the Revolving Loans does not exceed the Borrowing Base and (iii) each Effective Date Loan shall initially be a Base Rate Loan and, notwithstanding the second sentence of Section 2.02(a), notice of the requested Borrowing of the Effective Date Loans (which may be delivered by telephone or e-mail request) may be received by the Administrative Agent not later than 2:00

p.m. on the Amendment No. 1 Effective Date.

(c) Limitation on Additional Credit Extensions. Notwithstanding Section 2.0l(a) or any other provision contained herein or in any other Loan Document to the

Exhibit 10.4

contrary, following the Amendment No. 1 Effective Date, neither the Borrower Representative nor any Borrower may request (pursuant to a Loan Notice, a Swingline Loan Notice or otherwise), and the Lenders shall have no obligation to make, any additional Loan or other Credit Extension (other than the Effective Date Loans) unless such Loan or other Credit Extension is approved in writing by all of the Lenders in their sole and absolute discretion (which approval, for the avoidance of doubt, may be conditioned on the satisfaction of such conditions precedent as may be required by the Lenders in their sole and absolute discretion). For the avoidance of doubt, this Section 2.0l(c) shall not prohibit any conversion of Loans from one Type to the other or any continuation of Term SOFR Loans, in each case, pursuant to Section 2.02."

(n)
Section 2.05 of the Existing Agreement is hereby amended by (i) deleting subsection (c) thereof in its entirety and (ii) adding the following new subsections (c), (d), (e) and (f) immediately following subsection (b) thereof:

"(c) Amortization Payments. On each Principal Payment Date, commencing on the Initial Amortization Date, the Borrowers shall prepay the outstanding principal amount of the Revolving Loans by making a principal amortization payment in an amount equal to the product of (i) the outstanding principal amount of the Revolving Loans as of the Initial Amortization Date (after giving effect to any prepayments (or deemed prepayments) of the Revolving Loans pursuant to Section 2.05(a). 2.05(b) or 2.05(d) on the Initial Amortization Date) multiplied by (ii) [***]

(d) [***]

(i)
[***]
(ii)
[***]
(iii)
[***]
(iv)
[***]
(v)
[***]
(vi)
[***]

(e)
Mandatory Prepayment of Effective Date Bridge Loan.

(i)
On the Initial Bridge Loan Prepayment Date and each date thereafter on which United purchases a GE Engine from Mesa pursuant to the Engine Purchase Agreement, until the Effective Date Bridge Loan has been repaid in full, the Borrowers shall prepay the outstanding principal amount of the Effective Date Bridge Loan in an amount (the "Bridge Loan Prepayment Amount") equal to (i) the aggregate Engine Sales Price for all GE Engines purchased by United pursuant to the Engine Purchase Agreement, minus (ii) [***] minus (iii) the aggregate amount of prepayments made by the Borrowers pursuant to this Section 2.05{e) prior to· such date. For so long as United is the sole Lender under this Agreement, in lieu of paying the applicable Engine Sales Price to Mesa pursuant to the Engine Purchase Agreement for any GE Engines purchased by United

Exhibit 10.4

thereunder on and after the Initial Bridge Loan Prepayment Date, United may apply all or a portion of such Engine Sales Price, in an amount not to exceed the applicable Bridge Loan Prepayment Amount, directly to prepay the outstanding principal amount of the Effective Date Bridge Loan. Any such amounts so applied by United shall be deemed to have been paid by United to Mesa under the Engine Purchase Agreement in respect of the applicable Engine Sales Price and then paid by Mesa to prepay the Effective Date Bridge Loan pursuant to this Section 2.05(e).

(ii)
Within one (1) Business Day after the date of any sale, assignment, transfer or other disposition of any Engine set forth on Schedule 2.05(e), the Borrowers shall prepay the outstanding principal amount of the Effective Date Bridge Loan in an amount equal to the Net Engine Sale Proceeds from such sale, assignment, transfer or other disposition.
(f)
Application of Prepayments Generally. Within the parameters of the applications set forth above, prepayments (including, without limitation, Deemed Prepayments pursuant to Section 2.05(d)) shall be applied first to Base Rate Loans and then to Term SOFR Loans in direct order of Interest Period maturities. Prepayments of the Revolving Loans pursuant to this Section 2.05(:f) (other than prepayments of the Effective Date Bridge Loan) shall not reduce the total Revolving Commitments. Any prepayments of the Revolving Loans that are applied to reduce the outstanding principal amount of the Effective Date Bridge Loan shall reduce the total Revolving Commitments by an amount equal to the amount of such prepayment. All prepayments under this Section 2.0S(f} (including, without limitation, Deemed Prepayments pursuant to Section 2.05(d)) shall be subject to Section 3.05, but otherwise shall be without premium or penalty, and shall be accompanied by a payment of all interest accrued on the principal amount prepaid (or deemed prepaid) through the date of prepayment. Any prepayment (or deemed prepayment) of the Revolving Loans in part pursuant to Section 2.05(a), 2.05(b) or 2.05(d) following the Initial Amortization Date shall reduce the Borrowers' amortization payment obligations under Section 2.05(c) with respect to the Revolving Loans and shall be applied pro rata to the then remaining principal amortization installments."

(o)
Section 2.07 of the Existing Agreement 1s hereby amended by adding the following new subsection (c) at the end thereof:

"(c) Effective Date Bridge Loan. On the Effective Date Bridge Loan Maturity Date, the Borrowers shall repay to the Administrative Agent, for the ratable benefit of the Lenders, the outstanding principal amount of the Effective Date Bridge Loan. For purposes of this Section 2.07(c), the outstanding principal amount of the Effective Date Bridge Loan as of the Effective Date Bridge Loan Maturity Date shall be equal to the lesser of (i) (A) the original principal amount of the Effective Date Bridge Loan as of the Amendment No. 1 Effective Date minus (B) the aggregate amount of any voluntary prepayments of the Revolving Loans made by the Borrowers pursuant to Section 2.0S(a) following the Amendment No. 1 Effective Date that the Borrower Representative has specified in writing should be applied to the Effective Date Bridge Loan minus (C) the

Exhibit 10.4

aggregate amount of any mandatory prepayments of the Effective Date Bridge Loan made by the Borrowers pursuant to Section 2.0S(e). and (ii) the aggregate principal amount of all Revolving Loans outstanding on the Effective Date Bridge Loan Maturity Date."

(p)
Section 2.09(a) of the Existing Agreement is hereby amended by adding the following new sentence at the end thereof:

"Notwithstanding the foregoing or any other prov1s10n contained in this Agreement to the contrary, the unused fee payable pursuant to this Section 2.09(a) shall cease to accrue following the Amendment No. 1 Effective Date."

(q)
Section 2.14(c) of the Existing Agreement is hereby amended by deleting the phrase "unless such bank account is established at CIT" in its entirety and substituting therefor the new phrase "unless such bank account is established at CIT or another bank acceptable to the Lenders in their sole discretion".

(r)
Section 2.14(t) of the Existing Agreement is hereby amended by deleting the phrase "agrees to cause CIT to be its principal depositary" in its entirety and substituting therefor the new phrase "agrees to cause CIT or another bank acceptable to the Lenders in their sole discretion to be its principal depositary".

(s)
Section 2.14 of the Existing Agreement 1s hereby amended by adding the following new subsection (g) at the end thereof:

"(g) Account Control Agreements. The Borrowers agree to cause each Controlled Account, to the extent not held by the Collateral Agent on behalf of the Secured Parties, to be subject at all times to a Deposit Account Control Agreement or Securities Account Control Agreement, as applicable."

(t)
Section 2.15 of the Existing Agreement is hereby amended by adding the following new subsection (e) at the end thereof:

"(e) Notwithstanding the foregoing provisions of this Section 2.15 or any other provision contained herein or in any other Loan Document to the contrary, following the Amendment No. 1 Effective Date, neither the Borrower Representative nor any Borrower may request any Incremental Facility unless such Incremental Facility is approved in writing by all of the Lenders in their sole and absolute discretion (which approval, for the avoidance of doubt, may be conditioned on the satisfaction of such conditions precedent as may be required by the Lenders in their sole and absolute discretion)."

(u)
Section 3.01 of the Existing Agreement 1s hereby amended by adding the following new subsection (i) at the end thereof:

"(i) If United, in its capacity as a Lender, determines that any Loan is subject to original issue discount or contingent payment debt instrument rules in the Internal Revenue Code, United shall compute the original issue discount schedule ("OID Schedule") or the comparable yield ("Comparable Yield") and projected payment

Exhibit 10.4

schedule ("Projected Payment Schedule"), as applicable, for the determination of interest accruals in respect of such Loan for U.S. federal income tax purposes at least thirty (30) days prior to the due date (taking into account extensions) for filing United's federal income tax return for the taxable year that includes the date on which such Loan has been funded in accordance herewith. The Borrowers, the Lenders and the Administrative Agent agree to report all interest accruals in respect of each such Loan strictly in accordance with the applicable OID Schedule or Comparable Yield and Projected Payment Schedule (as applicable) and adjustments thereto unless all parties agree otherwise or as otherwise may be required (to the satisfaction of all such parties, each in its reasonable discretion) or allowed by applicable Law."

(v)
Section 5.01 of the Existing Agreement is hereby amended by deleting each reference therein to the term "Permits" in its entirety and substituting therefor in each instance the term "Governmental Approvals".

(w)
Section 6.0l(a) of the Existing Agreement is hereby amended by deleting the phrase "accompanied by a report and opinion of Deloitte & Touche LLP" in its entirety and substituting therefor the new phrase "accompanied by a report and opinion of Ernst & Young LLP".

(x)
Section 7.03 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

"7.03 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that the Borrowers may declare and pay cash dividends to Holdings, so long as no Default or Event of Default exists or would be caused thereby, in an aggregate amount not to exceed [***] (a) to permit Holdings to pay reasonable and customary corporate and operating expenses (including reasonable out-of-pocket expenses for legal, administrative and accounting services provided by third parties, and compensation, benefits and other amounts payable to officers and employees in connection with their employment in the ordinary course of business) or (b) to permit Holdings to pay

(A) franchise fees or similar Taxes and fees required to maintain its corporate existence or (B) the Borrowers' and their respective Subsidiaries' proportionate share of the tax liability of the consolidated, combined or similar tax group for

U.S. federal, state or local tax purposes of which Holdings is the common parent and the Borrowers are a member, determined as if the Borrowers and their respective Subsidiaries had filed a separate consolidated federal income tax return."

(y)
Section 8.0l(a) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

"(a) Consolidated Interest and Rental Coverage Ratio. The Consolidated Interest and Rental Coverage Ratio as of the end of each Fiscal Quarter shall not be less than [***]."

Exhibit 10.4

(z)
Section 8.01 of the Existing Agreement 1s hereby amended by adding the following new subsection (c) at the end thereof:

"(c) Liquidity. The Loan Parties shall not permit the aggregate amount of Liquidity at the close of any Business Day to be less than [***]."

(aa) Section 9.01 of the Existing Agreement is hereby amended by (i) replacing the period at the end of subsection (1) thereof with the phrase "; or" and (ii) adding the following new subsection (m) at the end thereof:

"(m) United Contracts. (i) Any Material Contract with United or any of its Affiliates (including, without limitation, the United CPA) shall terminate prior to its scheduled termination or expiration date; or (ii) any Loan Party or any of its Subsidiaries fails to perform, observe or comply with any covenant or agreement contained in any Material Contract with United or any of its Affiliates (including, without limitation, the United CPA), or any other event, breach or default occurs thereunder, which failure or other event, breach or default gives United or such Affiliate the right to terminate such Material Contract."

(bb) Section 11.01 of the Existing Agreement is hereby amended by (i) adding the following new sentence at the end of subsection (a) thereof: "For the avoidance of doubt, any reference in this Article 11 to the "Administrative Agent" includes the Administrative Agent acting as Collateral Agent under any of the Loan Documents."; and (ii) adding the following new subsection (d) at the end thereof:

"(d) Notwithstanding any provision to the contrary contained herein or in any other Loan Document, any determination, decision, approval, consent or other action that (i) may be made, provided or taken, or is required to be made, provided or taken, by the Administrative Agent in its sole discretion, reasonable discretion or Permitted Discretion or (ii) is otherwise discretionary on the part of the Administrative Agent, shall not be made, provided or taken unless the Required Lenders have either (A) given their prior written consent thereto, (B) agreed in writing that the Administrative Agent is not required to obtain such prior written consent (which agreement pursuant to this clause (B) may be limited to certain circumstances or periods of time or subject to other conditions or limitations specified by the Required Lenders in their sole discretion), or (C)

directed the Administrative Agent in writing to make or provide such determination, decision, approval or consent or take such other action."

(cc) Schedule l.Ol(b) to the Existing Agreement is hereby replaced in its entirety with Exhibit A attached hereto

(dd) Schedule 2.01 to the Existing Agreement is hereby replaced in its entirety with Exhibit B attached hereto.

(ee) The Existing Agreement is hereby amended by adding a new Schedule 2.05(e) in the

Exhibit 10.4

form of Exhibit C attached hereto.

SECTION 2. Conditions of Effectiveness of Amendment. The amendments to the Existing Agreement set forth in Section 1 hereof shall become effective as of the date hereof upon the satisfaction (or waiver in writing by United and the Administrative Agent in their sole discretion) of the following conditions (such date being referred to herein as the "Amendment Effective Date"):

(a)
Documents. The Administrative Agent and United shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent and United (which date shall be the same for all such documents, except as otherwise specified below), in form and substance reasonably satisfactory to the Administrative Agent and United:

(i)
Amendment. Counterparts of this Amendment duly executed and delivered by each Loan Party, the Administrative Agent and each Lender.

(ii)
Security Agreement Amendment. Counterparts of Amendment No. 1 to the Security Agreement, substantially in the form of Exhibit D attached hereto, duly executed of each of the parties thereto. The Lenders hereby authorize and direct the Collateral Agent to execute and deliver such Amendment No. 1 to the Security Agreement.

(iii)
Stock Pledge Agreement. Counterparts of the Stock Pledge Agreement, substantially in the form of Exhibit E attached hereto, duly executed by each of the parties thereto, and arrangements satisfactory to United to perfect the Collateral Agent's security interest in the Capital Stock in Archer Aviation, Inc. and Heart Aerospace Incorporated pledged thereunder shall have been taken. The Lenders hereby authorize and direct the Collateral Agent to execute and deliver such Stock Pledge Agreement.

(iv)
Opinions. Favorable opinions of (A) DLA Piper LLP (US), special counsel to the Loan Parties, (B) any local counsel to the Loan Parties and (C) Daugherty, Fowler, Peregrin, Haught & Jenson, Aviation Authority counsel to the Loan Parties, in each case, addressed to the Administrative Agent, United and each other Secured Party.

(v)
Lien Searches. (A) Searches of Uniform Commercial Code filings in the jurisdiction of formation of each Loan Party and copies of the financing statements on file in such jurisdictions and (B) Aviation Authority and International Registry and other Lien searches considered necessary by the Administrative Agent or United and other evidence as requested by the Administrative Agent or United that no Liens exist other than Permitted Liens.

(vi)
Secretary's Certificate. A certificate, from each Loan Party, duly executed by such Loan Party's secretary or assistant secretary, attaching thereto: (A) true, correct and complete copies of the Organization Documents of each Loan Party as in full force and effect on the Amendment Effective Date, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable; (B) true, correct and complete copies of

Exhibit 10.4

such resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent or United may require evidencing the identity, authority and capacity of each Responsible Officer thereof (1) executing any agreement, certificate or other document required to be delivered hereby or (2) authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party; and (C) such documents and certifications as the Administrative Agent and United may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation, in the state in which its principal place of business is located, and in each other state in which a failure to be so qualified would have a Material Adverse Effect.

(vii)
Closing Certificate. A certificate executed by a Responsible Officer of the Borrower Representative certifying the accuracy of the statements set forth in Sections 2(d) and 2(e) hereof.

(b)
Expenses. Subject to the limitation set forth in the proviso to Section 6(a) of this Amendment, the Administrative Agent and United shall have received, in immediately available funds, reimbursement or payment of all reasonable costs and expenses of the Administrative Agent and United (including, but not limited to, the reasonable fees and expenses of their respective counsel (including any local counsel)), respectively, required to be reimbursed or paid by the Loan Parties hereunder or under any other Loan Document.

(c)
Third Party Consents. Receipt by United of evidence reasonably satisfactory to United that the Loan Parties have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities and counterparties to Material Contracts, to the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby, which consents and approvals shall be in full force and effect on the Amendment Effective Date.

(d)
Representations and Warranties. The representations and warranties of each Loan Party contained in the Loan Documents (including, without limitation, Article 5 of the Amended Agreement and Section 3 of this Amendment) shall be true and correct in all material respects (provided, that if any such representation and warranty is by its terms qualified by concepts of materiality, such representation and warranty shall be true and correct in all respects) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation and warranty specifically refers to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Amended Agreement.

(e)
Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

Exhibit 10.4

(f)
United CPA. The United CPA shall have been amended and restated to reflect the changes separately agreed by Mesa, Holdings and United, which amendment and restatement shall be in form and substance satisfactory to United and shall have become effective pursuant to the terms thereof.

(g)
Other Documents. The Administrative Agent and United shall have received such other certificates, documents, instruments, agreements and information with respect to the Loan Parties and the transactions contemplated by this Amendment as the Administrative Agent or United may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent and United.

SECTION 3. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:

(a)
Each Loan Party (i) is a corporation or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (ii) has all requisite power and authority and all requisite Governmental Approvals to (A) own its assets and carry on its business and (B) execute and deliver this Amendment and perform its obligations under each of this Amendment and the Amended Agreement, except where the failure to have such Governmental Approvals, either singularly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (iii) is duly qualified and licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(b)
The execution and delivery by each Loan Party of this Amendment, and the performance by each Loan Party of this Amendment and the Amended Agreement, have been duly authorized by all necessary corporate or other organizational action, and do not (i) contravene the terms of any Loan Party's Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (A) any Contractual Obligation to which any Loan Party is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or the Collateral of any Loan Party is subject; (iii) violate any Law (including Regulation U or Regulation X issued by the FRB); or (iv) result in a limitation on any licenses, permits or other Governmental Approvals applicable to the business, operations or properties of any Loan Party except, in each case under clauses (ii), (iii) and (iv) above, to the extent such conflict, breach, contravention, violation or limitation could not be reasonably expected to have a Material Adverse Effect.

(c)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing or registration with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, the Amended Agreement or any other Loan Document, other than (i) those that have already been obtained and are in full force and effect, (ii) filings and registrations to perfect the Liens created by the Collateral Documents and (iii) those the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

Exhibit 10.4

(d)
(i) This Amendment has been duly executed and delivered by each Loan Party; and (ii) each of this Amendment and the Amended Agreement constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.

(e)
Both immediately before and immediately after giving effect to this Amendment and the transactions contemplated thereby, no Default or Event of Default has occurred and is continuing.

SECTION 4. Limitation on Scope. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Existing Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Loan Parties requiring the consent of the Administrative Agent or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Administrative Agent and the Lenders have not, and shall not be deemed to have, waived any of their respective rights and remedies against the Loan Parties for any existing or future Defaults or Events of Default. The Administrative Agent and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and each Loan Party expressly acknowledges such reservation of rights. Any future or additional amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth _in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.

SECTION 5. Reference to and Effect on the Existing Agreement and the Other Loan Documents.

(i)
Upon the effectiveness of this Amendment: (i) each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the

Existing Agreement shall mean and be a reference to the Credit Agreement; and (ii) each reference in any other Loan Document to "the Credit Agreement", "thereunder", "thereof' or words of like import referring to the Existing Agreement shall mean and be a reference to the Credit Agreement. This Amendment shall constitute a "Loan Document" executed and delivered in connection with the transactions contemplated by the Credit Agreement.

(ii)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent or the Collateral Agent under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations.

SECTION 6. Costs and Expenses. The Loan Parties agree to pay (a) all reasonable and documented costs and expenses incurred by the Administrative Agent and the Lenders in

Exhibit 10.4

connection with the preparation, negotiation, due diligence, administration, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent and the Lenders with respect thereto and with respect to advising the Administrative Agent and the Lenders as to each of their respective rights and responsibilities hereunder and thereunder; provided, however, that the Loan Parties shall not be obligated to pay more than [***] of such costs and expenses (subject to, with respect to United's Attorney Costs incurred on or before the Amendment Effective Date, the [***] limitation set forth in the definition of "Effective Date Bridge Loan" contained in Section 1.01 of the Amended Agreement) incurred by United (but, for the avoidance of doubt, no such limitation shall apply to the costs and expenses incurred by the Administrative Agent); and (b) all reasonable and documented costs and expenses incurred by the Administrative Agent or the Lenders (including, without limitation, the reasonable fees, charges and disbursements of any counsel and any consultant for the Administrative Agent or any Lender) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

SECTION 7. Appointment of United as Sub-Agent. Pursuant to Section 11.02 of the Credit Agreement, the Administrative Agent hereby appoints United as a sub-agent to perform all of the duties of the Administrative Agent under the Credit Agreement and the other Loan Documents, except as described in the following sentence and the last sentence of this Section 7. Notwithstanding such appointment of United as sub-agent, the Administrative Agent shall provide the Base Rate and/or the Term SOFR rate as may be requested from time to time by United on at least two Business Days' prior notice (which notice shall, in the case of a request for a Term SOFR quotation, specify the applicable Interest Period). The appointment of United as a sub-agent of the Administrative Agent pursuant to this Section 7 shall cease and expire upon the effectiveness of the resignation of the Administrative Agent pursuant to Section 11.09 of the Credit Agreement. For the avoidance of doubt, the Collateral Agent shall continue to perform all duties and obligations in such capacity in accordance with the terms of the Collateral Documents.

Exhibit 10.4

SECTION 8. Post-Closing Obligations. The Loan Parties shall satisfy the requirements and/or provide to the Administrative Agent and the Lenders each of the documents, instruments, agreements and information set forth on Schedule 1 hereto, in form and substance reasonably acceptable to the Administrative Agent and the Lenders, on or before the date specified for such requirement in such Schedule or such later date to be determined by the Lenders, in their sole discretion, each of which shall be completed or provided in form and substance satisfactory to the Administrative Agent and the Lenders.

SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a "PDF" file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words "execution," "executed," "signed," "signature," "delivery," and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

SECTION 10. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER WRISDICTION.

SECTION 11. Miscellaneous. This Amendment shall be subject to the provisions of Sections 12.04, 12.05, 12.13, 12.14, 12.16(b), 12.17 and 12.19 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit 10.4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MESA AIRLINES, INC.

By /s/ Brian Gillman Name: Brian Gillman

Title: Secretary

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.

By /s/ Brian Gillman Name: Brian Gillman

Title: Secretary

MESA AIR GROUP, INC.

By /s/ Brian Gillman Name: Brian Gillman

Title: EVP, General Counsel & Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 (MESA)]

Exhibit 10.4

FIRST-CITIZENS BANK & TRUST

COMPANY, as Administrative Agent

By /s/ Christopher Petrocelli Name: Christopher Petrocelli

Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 (MESA)]

Exhibit 10.4

UNITED AIRLINES, INC., as a Lender

By /s/ Pamela S. Hendry Name: Pamela S. Hendry

Title: Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. l (MESA)]

Exhibit 10.4

EXHIBIT A SCHEDULE 1.0l(b)

Excluded Accounts

LOAN PARTY	DESCRIPTION	ACCOUNT NUMBER	GL ACCOUNT NUMBER	BANK	ADDRESS
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Airlines, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]
Mesa Air Group, Inc.	[***]	[***]	[***]	[***]	[***]

EXHIBIT A

Exhibit 10.4

EXHIBITB

SCHEDULE 2.01

Commitments and Pro Rata Shares

Lender	Revolving Commitment Amount	Revolving Commitment Pro Rata Share
United Airlines, Inc.	The sum of (i) [***] plus (ii) the outstanding principal amount of the Effective Date Bridge Loan	[***]

Exhibit 10.4

EXHIBIT C SCHEDULE 2.05(e)

Engines

Make and Model Number	ESN
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5B1	[***]
CF34-8C5Al	[***]
CF34-8C5B1	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]
CF34-8C5Al	[***]

Exhibit 10.4

EXHIBITD

Form of Amendment No. 1 to Mortgage and Security Agreement (Mesa Spare Parts Facility) [Attached.]

Exhibit 10.4

EXHIBIT E

Form of Stock Pledge Agreement [Attached.]

Exhibit 10.4

SCHEDULE 1

Post-Closing Obligations

(a)
[***]

(b)
[***]

(c)
[***]

(d)
[***]